Exhibit 99.2

Oxylanthanum Carbonate (OLC) UNI - OLC - 201 Pivotal Trial Topline Data June 25, 2024 NASDAQ: UNCY

Forward Looking Statements

This presentation contains certain "forward-looking" statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical or present facts, are forward-looking statements, including statements regarding our future financial condition, future revenues, projected costs, prospects, business strategy, and plans and objectives of management for future operations, including our plans for clinical trials and plans to submit for regulatory filings. In some cases, you can identify forward-looking statements by terminology such as "believe," "will," "may," "might," "estimate," "continue," "anticipate," "intend," "target," "project," "model," "should," "would," "plan," "expect," "predict," "could," "seek," "goal," "potential," or the negative of these terms or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. These statements are based on our intentions, beliefs, projections, outlook, analyses, or current expectations using currently available information, and are not guarantees of future performance, and involve certain risks and uncertainties. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot assure you that our expectations will prove to be correct. Therefore, actual outcomes and results could materially differ from what is expressed, implied, or forecasted in these statements. Any differences could be caused by a number of factors including but not limited to: our expectations regarding the timing, costs, conduct, and outcome of our clinical trials, including statements regarding the timing of the initiation and availability of data from such trials; the timing and likelihood of regulatory filings and approvals for our product candidates; whether regulatory authorities determine that additional trials or data are necessary in order to obtain approval; our ability to obtain funding for our operations, including funding necessary to complete further development and commercialization of our product candidates; our plans to research, develop, and commercialize our product candidates; the commercialization of our product candidates, if approved; the rate and degree of market acceptance of our product candidates; our expectations regarding the potential market size and the size of the patient populations for our product candidates, if approved for commercial use, and the potential market opportunities for commercializing our product candidates; the success of competing therapies that are or may become available; our expectations regarding our ability to obtain and maintain intellectual property protection for our product candidates; the ability to license additional intellectual property relating to our product candidates and to comply with our existing license agreements; our ability to maintain and establish relationships with third parties, such as contract research organizations, suppliers, and distributors; our ability to maintain and establish collaborators with development, regulatory, and commercialization expertise; our ability to attract and retain key scientific or management personnel; our ability to grow our organization and increase the size of our facilities to meet our anticipated growth; the accuracy of our estimates regarding expenses, future revenue, capital requirements, and needs for additional financing; our expectations related to the use of our available cash; our ability to develop, acquire, and advance product candidates into, and successfully complete, clinical trials; the initiation, timing, progress, and results of future preclinical studies and developments and projections relating to our competitors and our industry. Topline data from the Oxylanthanum carbonate (OLC) pivotal trial is preliminary and subject to change based on further detailed analysis.

Additional factors that could cause actual results to differ materially from our expectations can be found in our Securities and Exchange Commission filings. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time, and it is not possible for our management to predict all risk factors, nor can we assess the effects of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in, or implied by, any forward-looking statements. All forward-looking statements included in this presentation are expressly qualified in their entirety by these cautionary statements. The forward-looking statements speak only as of the date made and, other than as required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

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Pivotal Clinical Trial (UNI - OLC - 201) 3 Study Objective Achieved ▪ Demonstrated tolerability and safety of OLC in CKD patients on hemodialysis Tolerability / Safety ▪ Total discontinuations due to adverse events were 5/86 (6%) ▪ 3 treatment - related, 2 not related to treatment ▪ For reference*, Fosrenol ® FDA package insert lists AE discontinuation rate at 14% ▪ Treatment related adverse events reported in ≥ 5% of patients were diarrhea (9%) and vomiting (6%) ▪ OLC safety profile compares favorably to Fosrenol and other phosphate binders on the market Serum Phosphate Control ▪ 90% of OLC treated patients achieved effective serum phosphate control at the end of titration (n=86) ▪ 69% of patients controlled at OLC dose of ≤1,500 mg/day (n=71) Implications ▪ We believe that these results for OLC will support the demonstration of similarity to Fosrenol with regard to tolerability an d safety required for our 505(b)(2) NDA filing ▪ NDA filing next quarter (Q3, 2024) *UNI - OLC - 201 was not a comparator trial

Oxylanthanum carbonate (OLC) is an unapproved investigational new drug being developed under FDA’s 505(b)(2) regulatory pathway. If approved, OLC will share substantially the same product label and prescribing information as the reference - listed drug (RLD) Fosrenol (lanthanum carbonate) with the exception that OLC tablets are smaller in size and swallowed whole with water and not chewed OLC Background

Oxylanthanum Carbonate (OLC) Product Profile Overview ▪ Potential best - in - class product being developed under FDA’s 505(b)(2) regulatory pathway for the treatment of hyperphosphatemia ▪ If approved, OLC is expected to share substantially the same product label and prescribing information as the reference - listed drug Fosrenol (lanthanum carbonate) ▪ OLC advantages: (1) Potency : shares high phosphate binding capacity of lanthanum , (2) Pill Burden: smaller and fewer pills, (3) Palatability: swallowed whole with water and not chewed ▪ Proprietary Nanoparticle Technology ▪ UNICYCIVE has harnessed the phosphate binding potency of lanthanum to reduce the number and size of pills that patients must take to control hyperphosphatemia • Enhanced surface area • Lower molecular weight • Immediate release tablets Strong Global Intellectual Property ▪ Enables smaller pills ▪ Pills are swallowed (not chewed) 5

Recommended Daily Starting Dose for Phosphate Binders

MOST PRESCRIBED

Renvela®
sevelamer carbonate 800 mg


RENVELA
800

2 tablets 3 times per day, swallowed
Volume: 6.5 cm^3

Oxylanthanum Carbonate (OLC)*
500 mg



1 tablet 3 times per day, swallowed
Volume: 1.15 cm^3

Phoslo®
calcium acetate 667 mg


667mg

2 tablets 3 times per day, swallowed
Volume: 6.8 cm^3

Auryxia®
ferric citrate 210 mg


KX52

2 tablets 3 times per day, swallowed
Volume: 5.5 cm^3

Fosrenol®
lanthanum carbonate 500 mg


S405
500

1 tablet 3 times per day, chewed
Volume: 4.0 cm^3

Velphoro®
sucroferric oxyhydroxide 500 mg


PA
500

1 tablet three times per day, chewed
Volume: 5.5 cm^3

Source: FDA approved package inserts, Pill volumes: Data on file, Unicycive Therapeutics, Product images are proportionally sized.
Renvela® is a registered trademark of Sanofi., Auryxia® is a registered trademark of Akebia Therapeutics. | Fosrenol® is a trademark of Takeda Pharmaceutical Company Limited, Phoslo® and Velphoro® are registered trademarks of Vifor Fresenius

* Expected OLC recommended daily starting dose, if approved

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Dialysis Patients Experience Excessive Pill Burden: Phosphate Binders Account for Half of the Problem The daily pill burden for maintenance dialysis patients is among the highest across various chronic disease states including HIV/AIDS, diabetes mellitus, and congestive heart failure 1 • 19 pills per day (median) • 49% of pill burden from phosphate binders • Higher pill burden was independently associated with lower quality of life scores (HR - QOL) • 62% of patients are non - adherent (self - reported) 7 1 Chiu YW, et al. Clin J Am Soc Nephrol. 2009

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Studies to Support OLC NDA Filing

505(b)(2) Requirement	Studies Conducted*
☑ Demonstrate similar **Efficacy** to reference drug (Fosrenol)	Bridge to Efficacy — Bioequivalence Confirmed ← 1. OLC vs Fosrenol® Pharmacodynamic Bioequivalence Trial in Healthy Volunteers (Completed 12/2022)
☑ Demonstrate similar **Safety / Tolerability** to reference drug (Fosrenol)	Bridge to Safety/Tolerability — Some quantitative variability observed – additional study needed ← 2. OLC vs Fosrenol® Pre-Clinical Study (Completed 6/2023) Bridge to Safety/Tolerability — Favorable Tolerability Profile Confirmed ← 3. Pivotal Clinical Tolerability/Exposure Trial in Dialysis Patients (Completed 6/2024)

* All study designs agreed upon with FDA

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Study Overview UNI - OLC - 201 Topline data from the Oxylanthanum carbonate (OLC) pivotal trial is preliminary and subject to change based on further detailed analysis.

11 Secondary Endpoints Primary Endpoint 1) Safety: Safety is assessed based on the incidence of treatment - related adverse events 2) Pharmacokinetics: Pharmacokinetics of OLC Tolerability: Tolerability is assessed based on the incidence of treatment - related adverse events leading to discontinuation from the study in the Evaluable Population ^ƚƵĚǇKďũĞĐƚŝǀĞĂŶĚŶĚƉŽŝŶƚƐ Study Objective: To evaluate the tolerability of clinically effective doses (serum phosphate ≤5.5 mg/dL) of OLC in CKD patients on dialysis

Pivotal Clinical Trial Design

Design, endpoints and sample size (n=60 evaluable) agreed on with the FDA

	Up to 4 Weeks	Up to 3 Weeks	Up to 6 Weeks	4 Weeks
	Screening	Washout	OLC Titration	OLC Maintenance
Target Serum Phosphate Level (mg/dL)	≥4 to ≤7.5	>5.5 to ≤10	≤5.5	≤5.5 Evaluable Population for Primary Endpoint
			Starting Dose 500 mg TID; Maximum Dose 1000 mg TID	Maximum Dose 1000 mg TID

- **Washout Period:** Designed to clear existing binders from the circulation and ensure that serum phosphate was above 5.5 mg/dL
- **Washout Failure:** Those who had phosphate levels ≤5.5 mg/dL were considered wash out failures and excluded from the study.
- **Titration:** First 2 weeks of titration, all patients received 500 mg three times a day (TID) with meals. OLC was titrated every 2 weeks based on serum phosphate levels, up and down titration was allowed to a maximum dose 1000 mg TID.
- **Evaluable Patients:** Patients with serum phosphate levels ≤5.5 mg/dL and received at least one dose of OLC during maintenance.

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Key Inclusion Criteria 1. Patient must be ≥18 years of age. 2. Patient has stable chronic kidney disease and is undergoing and compliant with hemodialysis treatment 3 times per week for at least 12 weeks prior to screening 3. Patient has serum phosphate levels of ≥ 4.0 mg/dL and ≤7.5 mg/dL on phosphate binders fo r at least 8 weeks prior to screening 4. Patients with a Kt/V of ≥1.2 during the most recent monthly evaluation Key Exclusion Criteria 1. Patient has had prior treatment with lanthanum - based binder (i.e., Fosrenol) within the past 6 months. 13 Key Eligibility Criteria

Enrollment Summary

- Safety Population: N=86 patients who entered titration and were treated with at least one dose of OLC
- **Maintenance**: n=78 were eligible to enter maintenance period
  - Evaluable Population: N=71 patients with serum phosphate ≤5.5 mg/dL at the end of titration and at least one dose in maintenance
  - 7 patients did not have target serum phosphate levels but followed for safety


Safety Population (Titration) = 86
Maintenance = 78
Evaluable = 71
Followed for Safety = 7

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15 OLC (N=86) n (%) Patient Demographics 62.4 (10.7) Age (years) mean (SD) 39 (45.3) 47 (54.7) Gender Female Male 57 (66.3) 18 (20.9) 8 (9.3) 2 (2.3) 1 (1.2) Ethnicity Caucasian African American American Indian or Alaska Native Hispanic Asian Prior Phosphate Binder and Patient Demographics n (%) Prior Phosphate Binder 43 (50%) 17 (20%) 13 (15% 12 (14%) 1 (1%) Renvela (sevelamer carbonate) Phoslo (calcium acetate) Auryxia (ferric citrate) Velphoro (sucroferric oxyhydroxide) Other

Results: Primary & Secondary Endpoints UNI - OLC - 201

17 Rate of Discontinuation Due to Treatment - Related Adverse Events during the Maintenance Period (Evaluable Patients) Primary Endpoint: Tolerability Percent Treatment - Related Discontinuations n WĂƚŝĞŶƚWŽƉƵůĂƚŝŽŶ 1 . 4% 1 71 Evaluable 3 . 5% 3 86 Safety Total discontinuation due to AEs was 5/86 patients (6%)

18 Primary Endpoint: Tolerability ● OLC - 201 is an open - label/non - comparator study design that was agreed upon with the FDA ● We believe that the low rate of OLC treatment - related discontinuations observed in this clinical trial compare favorably to the historical data that was submitted in the original Fosrenol NDA ○ Rate of discontinuations due to adverse events (treatment - related and non - treatment related) from Fosrenol Package Insert was 14% ○ OLC rate of discontinuations due to adverse events (treatment - related and non - treatment related) was 6% We believe that these results for OLC are sufficient to support the demonstration of similarity to Fosrenol with regard to tolerability required for our 505(b)(2) NDA filing

19 Secondary Endpoints: Safety & PK (N=86) n (%) Adverse Event 8 (9%) a Diarrhea 5 (6%) a Vomiting Treatment - Related Adverse Events in ≥5% Patients a) Two patients experienced both diarrhea and vomiting Safety • No treatment - related Serious Adverse Events (SAEs) • 6 patients had non - treatment - related SAEs • Most AEs were mild - to - moderate; only 2 patients with severe treatment - related AEs Pharmacokinetics • PK assessment is ongoing and will be submitted in the NDA • Prior Phase 1 clinical trial completed showed PK in healthy volunteers similar to Fosrenol

Adverse Event (AE) Profiles of Phosphate Lowering Therapies from FDA - Approved Product Labels Disclaimer: FDA cautions that because clinical trials are conducted under widely varying conditions, adverse reaction rates observed in c lin ical trials of a drug cannot to directly compared to rates in the clinical trials of another drug and may not reflect the rates observed in pr act ice. * 20 We believe that the AE profile observed in the OLC pivotal trial compares favorably with the historical clinical experience with Fosrenol and other phosphate binders and supports a similar safety profile required for our 505(b)(2) NDA filing

Serum Phosphate Control UNI - OLC - 201

Relative phosphate - binding coefficient per gram of binder (calcium carbonate with an index value of 1.0) Relative urinary phosphate - lowering effect 2.0 1.9 1.7 1.5 1.3 1.0 1.0 0.75 0.0 0.5 1.0 1.5 2.0 2.5 Renal failure rat model (5/6 nephrectomy). All binders dosed at 1000 mg/kg/day. Index Value Damment S. Renal Failure. 2011;33(2):217 – 224. 1 Carbonate, 2 hydroxide, 3 hydrate, 4 acetate. Daugirdas JT, et al. Seminars in Dialysis . 2011;24(1):41 – 49. Lanthanum Literature Reported Relative Phosphate Binder Potency 22

0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Oct-12 Feb-13 Jun-13 Oct-13 Feb-14 Jun-14 Oct-14 Feb-15 Jun-15 Oct-15 Feb-16 Jun-16 Oct-16 Feb-17 Jun-17 Oct-17 Feb-18 Jun-18 Oct-18 Feb-19 Jun-19 Oct-19 Feb-20 Jun-20 Oct-20 Feb-21 ≤5.5mg/dL >5.5 mg/dl Serum Phosphorus (3 - month average) |||| || ||||||| ||||| ||||||||| |||||| 44% ||||||||| ||||| ||||||||| |||||| The Dialysis Outcomes and Practice Patterns Study (DOPPS) is a prospective cohort study investigating practices related to the best outcomes for hemodialysis patients. Dialysis data from a sample of over 11,000 patients in more than 200 US hemodialysis facilities. Historical Phosphate Control Data from US - DOPPS Cohort 23

Phosphate Control in Safety Population (N=86) in UNI - OLC - 201 24 ≤5.5 mg/dL >5.5 mg/dL 59% 41% 10% 90% Baseline End of Titration 0 20 40 60 80 100 P e r c e n t o f P a t i e n t s Baseline - Serum phosphate levels at screening before washout End of Titration – includes last serum phosphate levels from all patients including those that discontinued during titration 77/ 86 (90%) / 9/86 (10%) Prior Phosphate Binder OLC Treatment

Of the 71 evaluable patients, 69% achieved a target serum phosphate level of ≤5.5 mg/dL at an OLC dose of ≤1500 mg/day 500 1000 1500 2000 2500 3000 0 20 40 60 Dose (mg/day) P e r c e n t o f P a t i e n t s 1% 14% 54% 6% 9% 17% End of Titration (mg/day) 69% 25 Phosphate Control in Evaluable Population (n=71) in UNI - OLC - 201

OLC Data Results Support NDA Filing Achieved the Study Objective demonstrating tolerability and safety of OLC Primary Endpoint: Tolerability ▪ Treatment - related discontinuation rate in Evaluable Population of 1.4% (1/71) ▪ Total discontinuations due to adverse events were 5/86 (6%) ▪ 3 treatment - related, 2 non - treatment related ▪ For reference, discontinuation rate due to AEs from Fosrenol FDA package insert is 14% Secondary Endpoint: Safety ▪ Diarrhea (9%) and vomiting (6%) occurred in ≥ 5% of patients; there were no treatment - related SAEs ▪ OLC safety profile compares favorably to Fosrenol and other phosphate binders on the market Serum Phosphate Control ▪ OLC demonstrated 90% serum phosphate control during titration in the Safety P opulation ▪ At the end of titration, 69% achieved target levels at an OLC dose of ≤1500 mg/day 26 These encouraging results in hemodialysis patients validate our confidence in OLC’s best - in - class potential and as an important new treatment option for patients with hyperphosphatemia, if approved.

Anticipated Milestones

OLC Expected Catalysts x Successful bioequivalence study in healthy volunteers x FDA alignment on regulatory path x Completed enrollment in pivotal clinical trial x Oral and Poster presentations at NKF & ERA (Q2 ‘24) x Pivotal trial readout (Q2 ‘24) □ NDA Filing (Q3 ‘24) □ NDA Acceptance & PDUFA date designated by FDA □ Buildout of commercial infrastructure □ FDA Approval (mid - year ‘25) □ TDAPA Designation 28

T: (650) 900 - 5470 ir@unicycive.com Investor Relations